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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2001


                               UNITY BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-12431                  22-3282551
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                            08809
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(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (908)730-7630
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Item 5.  Other.

     The Registrant issued a press release on February 27, 2001, announcing the Registrant's fourth quarter and year-end 2000 financial results.

Item 7.  Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                     Description
         -----------                     -----------
             99                          Press Release dated February  27, 2001.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNITY BANCORP, INC.
                                            -------------------
                                               (Registrant)


Dated: February 27, 2001                    By: /s/ JAMES HUGHES
                                                --------------------------------
                                                    JAMES HUGHES, CFO





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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.       Description                                        Page No.
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    99            Press Release dated February 27, 2001                5 - 8




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